Exhibit 99.3

BOSTON OMAHA CORPORATION AND UTAH BROADBAND, LLC

Unaudited Pro Forma Consolidated Balance Sheet

and

Unaudited Pro Forma Consolidated Statements of Operations

BOSTON OMAHA CORPORATION AND UTAH BROADBAND, LLC

Unaudited Pro Forma Consolidated Balance Sheet

September 30, 2020

ASSETS

	Historical (unaudited)
			Pro Forma		Pro Forma
	Boston Omaha	Utah Broadband	Adjustments	Notes	Consolidated

Current Assets:
Cash and cash equivalents	$42,270,664	$1,959,558	$(23,242,518)	(2a)	$20,987,704
Restricted cash	381,113	-	-		381,113
Accounts receivable, net	3,585,966	202,917	(1,917)	(2a)	3,786,966
Interest receivable	64,892	-	-		64,892
Short-term investments	7,294,663	-	-		7,294,663
Marketable equity securities	63,794,553	-	-		63,794,553
U. S. Treasury securities available for sale	76,667,538	-	-		76,667,538
Funds held as collateral assets	6,385,197	-	-		6,385,197
Prepaid expenses	1,876,055	-	-		1,876,055

Total Current Assets	202,320,641	2,162,475	(23,244,435)		181,238,681

Property and Equipment, net	41,379,338	6,352,004	(182,004)	(2a)	47,549,338

Other Assets:
Goodwill	113,416,446	-	11,030,000	(2a)	124,446,446
Intangible assets, net	35,418,574	81,050	9,558,950	(2a)	45,058,574
Investments	19,698,400	-	-		19,698,400
Investments in unconsolidated affiliates	16,026,812	-	-		16,026,812
Deferred policy acquisition costs	975,276	-			975,276
Right of use assets	50,242,563	-	3,226,355	(2a)	53,468,918
Other	426,963	-	-		426,963

Total Other Assets	236,205,034	81,050	23,815,305		260,101,389

Total Assets	$479,905,013	$8,595,529	$388,866		$488,889,408

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND UTAH BROADBAND, LLC

Unaudited Pro Forma Consolidated Balance Sheet

September 30, 2020

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND STOCKHOLDERS' EQUITY

	Historical (unaudited)
			Pro Forma		Pro Forma
	Boston Omaha	Utah Broadband	Adjustments	Notes	Consolidated

Current Liabilities:
Accounts payable and accrued expenses	$5,964,495	$649,706	(612,406)	(2a)	$6,001,795
Short-term payables for business acquisitions	814,416	-	-	(2a)	814,416
Lease liabilities	3,723,843	-	-		3,723,843
Funds held as collateral	6,385,197	-	-		6,385,197
Unearned premiums	4,775,163	-	-		4,775,163
Current maturities of long-term debt	1,278,363	402,417	(402,417)	(2a)	1,278,363
Deferred revenue	1,612,915	428,026	(28,026)	(2a)	2,012,915

Total Current Liabilities	24,554,392	1,480,149	(1,042,849)		24,991,692

Long-term Liabilities:
Asset retirement obligations	2,247,533	-	-		2,247,533
Lease liabilities	45,366,930	-	3,226,355	(2a)	48,593,285
Long-term debt, less current maturities	22,074,639	389,101	(389,101)	(2a)	22,074,639
Other long-term liabilities	120,595	-	-		120,595
Deferred tax liability	57,000	-	-		57,000

Total Liabilities	94,421,089	1,869,250	1,794,405		98,084,744

Redeemable Noncontrolling Interest:	1,655,121	-	5,320,740	(2a)	6,975,861

Stockholders' Equity:
Preferred stock, $.001 par value, 1,000,000 shares authorized, 0 shares issued and outstanding	-	-	-		-
Class A common stock, $.001 par value, 38,838,884 shares authorized, 26,175,555 shares issued and outstanding, respectively	26,176	-	-		26,176
Class B common stock, $.001 par value, 1,161,116 shares authorized, 1,055,560 shares issued and outstanding	1,056	-	-		1,056
Additional paid-in capital	423,481,777	-	-		423,481,777
Accumulated deficit	(39,680,206)	6,726,279	(6,726,279)	(2a)	(39,680,206)
Total Stockholders' Equity	383,828,803	6,726,279	(6,726,279)		383,828,803
Total Liabilities, Redeemable Noncontrolling interest and Stockholders' Equity	$479,905,013	$8,595,529	$388,866		$488,889,408

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND UTAH BROADBAND, LLC

Unaudited Pro Forma Consolidated Statement of Operations

For the Nine months Ended September 30, 2020

	Historical (unaudited)		Pro Forma		Pro Forma
	Boston Omaha	Utah Broadband	Adjustments	Notes	Consolidated
Revenues:
Billboard rentals, net	$20,991,755	$-	$-		$20,991,755
Broadband services	2,575,676	6,922,265	-		9,497,941
Premiums earned	9,538,183	-	-		9,538,183
Insurance commissions	1,065,013	-	-		1,065,013
Investment and other income	338,953	-	-		338,953

Total Revenues	34,509,580	6,922,265	-		41,431,845

Costs and Expenses:
Cost of billboard revenues (exclusive of depreciation and amortization)	8,472,265	-	-		8,472,265
Cost of broadband revenues (exclusive of depreciation and amortization)	379,073	1,224,986	-		1,604,059
Cost of insurance revenues (exclusive of depreciation and amortization)	5,367,231	-	-		5,367,231
Employee costs	9,542,845	1,775,705	-		11,318,550
Professional fees	2,582,961	-	-		2,582,961
General and administrative	4,655,960	1,139,472	-		5,795,432
Amortization	3,012,641	-	651,375	(2b)	3,664,016
Depreciation	2,744,376	546,621	(117,409)	(2b)	3,173,588
Loss on disposition of assets	89,685	-	-		89,685
Bad debt expense	322,483	-	-		322,483
Accretion	105,964	-	-		105,964

Total Costs and Expenses	37,275,484	4,686,784	533,966		42,496,234

Net (Loss) Income from Operations	(2,765,904)	2,235,481	(533,966)		(1,064,389)

Other Income (Expense):
Interest income	884,125	-	-		884,125
Dividend income	967,864	-	-		967,864
Equity in income of unconsolidated affiliates	2,406,151	-	-		2,406,151
Unrealized loss on securities	(24,413,748)	-	-		(24,413,748)
Gain on disposition of investments	5,696,068	-	-		5,696,068
Interest expense	(600,631)	(12,781)	-		(613,412)
Other	-	18,000	-		18,000

Net (Loss) Income before Income Tax	(17,826,075)	2,240,700	(533,966)	(2b)	(16,119,341)
Income Tax (Provision) Benefit	-	-	-		-

Net (Loss) Income	(17,826,075)	2,240,700	(533,966)		(16,119,341)
Noncontrolling Interest in Subsidiary Income	(42,184)	-	-		(42,184)

Net (Loss) Income
Attributable to Common Stockholders	$(17,868,259)	$2,240,700	$(533,966)		$(16,161,525)

Basic and Diluted Net Loss per Share	$(0.71)			(3a)	$(0.64)

Basic and Diluted Weighted Average Class A and Class B Common Shares Outstanding	25,145,700			(3a)	25,145,700

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND UTAH BROADBAND, LLC

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2019

	Historical		Pro Forma		Pro Forma
	Boston Omaha	Utah Broadband	Adjustments	Notes	Consolidated
Revenues:
Billboard rentals, net	$28,429,167	$-	$-		$28,429,167
Broadband services	-	8,881,366	-		8,881,366
Premiums earned	10,944,313				10,944,313
Insurance commissions	1,567,331	-	-		1,567,331
Investment and other income	448,327	-	-		448,327

Total Revenues	41,389,138	8,881,366	-		50,270,504

Costs and Expenses:
Cost of billboard revenues (exclusive of depreciation and amortization)	11,321,149	-	-		11,321,149
Cost of broadband revenues (exclusive of depreciation and amortization)	-	1,253,071	-		1,253,071
Cost of insurance revenues (exclusive of depreciation and amortization)	6,290,218	-	-		6,290,218
Employee costs	11,945,895	2,019,380	-		13,965,275
Professional fees	3,664,370	-	-		3,664,370
General and administrative	6,346,698	1,628,533	-		7,975,231
Amortization	10,471,973	-	868,500	(2b)	11,340,473
Depreciation	3,102,168	619,760	(47,477)	(2b)	3,674,451
Loss on disposition of assets	223,890	-	-		223,890
Bad debt expense	299,881	-	-		299,881
Accretion	134,992	-	-		134,992

Total Costs and Expenses	53,801,234	5,520,744	821,023		60,143,001

Net (Loss) Income from Operations	(12,412,096)	3,360,622	(821,023)		(9,872,497)

Other Income (Expense):
Interest income	3,198,527	-	-		3,198,527
Dividend income	710,169				710,169
Equity in income of unconsolidated affiliates	479,366	-	-		479,366
Unrealized gain on securities	6,273,337	-	-		6,273,337
Gain on disposition of investments	572,181	-	-		572,181
Interest expense	(302,749)	(22,196)	-		(324,945)
Other	-	65,729	-		65,729

Net (Loss) Income before Income Tax	(1,481,265)	3,404,155	(821,023)	(2b)	1,101,867
Income Tax (Provision) Benefit	-	-	-		-

Net (Loss) Income	(1,481,265)	3,404,155	(821,023)		1,101,867
Noncontrolling Interest in Subsidiary Income	(5,658)	-	-		(5,658)

Net (Loss) Income
Attributable to Common Stockholders	$(1,486,923)	$3,404,155	$(821,023)		$1,096,209

Basic and Diluted Net (Loss) Income per Share	$(0.07)			(3a)	$0.05

Basic and Diluted Weighted Average Class A and Class B Common Shares Outstanding	22,778,405			(3a)	22,778,405

See accompanying notes to unaudited pro forma consolidated financial statements.

BOSTON OMAHA CORPORATION AND UTAH BROADBAND, LLC

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet has been prepared by applying pro forma adjustments to Boston Omaha Corporation’s (“Boston Omaha”) (“the Company”) unaudited consolidated balance sheet as of September 30, 2020 and Utah Broadband, LLC.’s (“UBB”) unaudited balance sheet as of September 30, 2020.

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2020 has been prepared from Boston Omaha’s unaudited interim consolidated statement of operations for the nine months ended September 30, 2020 and from UBB’s unaudited interim statement of operations for the nine months ended September 30, 2020.

Boston Omaha’s audited consolidated financial statements and UBB’s audited financial statements have been used in the preparation of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2019. The assumed timing of the transaction for the unaudited pro forma consolidated statements of operations and balance sheet presented is January 1, 2019 and September 30, 2020, respectively.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Boston Omaha and UBB as follows:

Boston Omaha’s audited consolidated financial statements for the year ended December 31, 2019 and the notes relating thereto, as found in its Form 10-K which was filed with the Securities and Exchange Commission on March 13, 2020;

Boston Omaha’s unaudited consolidated financial statements for the nine months ended September 30, 2020 and the notes relating thereto, as found in its Form 10-Q which was filed with the Securities and Exchange Commission on November 9, 2020;

UBB’s audited financial statements for the year ended December 31, 2019 and the notes relating thereto included in this Form 8-K and;

UBB’s unaudited financial statements for the nine months ended September 30, 2020 and the notes relating thereto included elsewhere in this Form 8-K.

NOTE 2. BUSINESS ACQUISITION

On December 29, 2020 (the “Closing Date"), Boston Omaha Corporation (the “Company”), through its wholly-owned subsidiary FIF Utah, LLC (“FIF Utah”) completed its previously announced acquisition (the “Acquisition”) of the assets of Utah Broadband, LLC (“UBB”).

On December 11, 2020,  FIF Utah entered into an Asset Purchase and Contribution Agreement (the "Agreement") by and among (i) UBB,  (ii) its members Alpine Networks, Inc., a Utah corporation and The Community Trust of Utah; (iii) Steven C. McGhie, and (iv) FIF Utah. Under the terms of the Agreement, FIF Utah acquired substantially all of the assets of UBB and assumed only certain liabilities of UBB.  The total purchase price of $26,603,700 was paid 80% in cash and the remaining 20% of the purchase price was paid by issuing to UBB 20% of the outstanding equity of FIF Utah. A portion of the cash purchase price will be held in escrow to provide a source of indemnification for any breaches of the representations and warranties, covenants and other obligations of UBB, its members and Mr. McGhie under the Agreement.

BOSTON OMAHA CORPORATION AND UTAH BROADBAND, LLC

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 2. BUSINESS ACQUISITION, (Continued)

Recognized Amount of Identifiable Assets Acquired and Liabilities Assumed

The Company has performed a preliminary valuation analysis of the fair market value of UBB’s assets to be acquired and liabilities to be assumed. Using the total consideration for the acquisition, the Company has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the transaction’s closing date, December 29, 2020:

 Identifiable Assets:

PP&E	$6,170,000
Customer Relationships	7,400,000
Permits	330,000
Tradenames and Trademarks	1,910,000
Goodwill	11,030,000
Right of Use Assets	3,226,355
Other	201,000

Total Identifiable Assets Acquired	30,267,355

Liabilities Assumed:

Accounts Payable and Deferred Revenue	437,300
Lease Liabilities	3,226,355

Total Liabilities Assumed	3,663,655

Total Identifiable Net Assets	$26,603,700

This preliminary purchase price allocation has been used to prepare pro forma adjustments, (2a), in the pro forma balance sheet and statement of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property and equipment, (2) changes in allocations to intangible assets such as permits, noncompetition agreements, and customer relationships as well as goodwill and (3) other changes to assets and liabilities.

Depreciation and amortization, (2b), have been provided for property and equipment and finite intangible assets based on the preliminary purchase price allocation. Property and equipment have been depreciated on a straight-line basis over their estimated useful lives ranging from of five to twenty years. Intangible assets having a finite life have been amortized on a straight-line basis over their estimated useful lives ranging from ten to twenty years.

All significant intercompany balances have been eliminated in consolidation.

BOSTON OMAHA CORPORATION AND UTAH BROADBAND, LLC

Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTE 3. PRO FORMA ADJUSTMENTS

Earnings per share

(3a) The basic net income (loss) per common share is computed by dividing the net income (loss) by the weighted average number of Class A and Class B common shares outstanding.

Income Tax (Provision) Benefit

(3b) Federal and state income taxes have not been provided as the Company has experienced net operating losses for federal tax purposes and state income taxes have not been significant.